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THIS AGREEMENT made the  1   day of April , 1999.
                       -----        -----

BETWEEN:

                        SKINVISIBLE INC.
               6320 South Sandhill Road  Suite 10
                       Las Vegas, Nevada
                          U.S.A. 89120

                                   (hereinafter called the Company)

                                                 OF THE FIRST PART

AND:

                         GERRY GAUTHIER
                      426 - 550 Yates Road
                    Kelowna, British Columbia
                         V1V 1Z4 Canada


                                      (hereinafter called Gauthier)

								OF THE SECOND PART


     WHEREAS SKINVISIBLE INC. is a company duly incorporated and carrying on business in the United States of America and elsewhere;

     AND WHEREAS SKINVISIBLE INC. has developed a revolutionary new personal hygiene product for public consumption;

     AND WHEREAS SKINVISIBLE INC. requires the services of talented persons to market and sell this product;

     AND WHEREAS GERRY GAUTHIER is anxious to become involved as an active participant in the sales program of Skinvisible Inc.;

     NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the matters referred to, the parties agree as follows:

1.	The company will employ Gauthier as its chief operating
officer. The duties and responsibilities of Gauthier will be enumerated in a separate agreement and Gauthier agrees to work exclusively for the company in this capacity.

2.	The agreement will be for a term of one (1) years, and
will commence on April 1, 1999; This agreement may be renewed for a further one year term at that date subject to the mutual of both parties.

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3.	The company will pay Gauthier the sum of ONE HUNDRED
THOUSAND DOLLARS ($100,000) (U.S.) per annum as a base salary payable in equal monthly payments.

4.	The company will pay Gauthier a further ONE THOUSAND
FOUR HUNDRED DOLLARS ($1,400.00) (U.S.) per month as an automobile\living allowance payable on the 1st day of each and every month of the agreement.

5.	The company also agrees to sell Gauthier THIRTY THOUSAND
SHARES (30,000) of the company each and every year of this agreement (a total of NINETY THOUSAND SHARES
(90,000) (over three (3) years) at a price of no more than THREE DOLLARS AND FIFTY CENTS ($3.50) (U.S.) per share in any year.

IN WITNESS WHEREOF Gerry Gauthier has set his hand and seal, and Skinvisible Inc. has affixed its corporate seal attested by the hands of its duly authorized officers, this 1 day of April, 1999.


SIGNED, SEALED AND DELIVERED    	)
in the presence of:			)
                                    )
\s\ Janice R. Darrell               )     \s\ Gerry Gauthier
---------------------------         )     -------------------------
Witness                             )                Gerry Gauthier
                                    )
---------------------------         )
Address                             )
                                    )     \s\ Terry Howlett
---------------------------         )     -------------------------
Skinvisible, Inc.                   )          authorized signatory
---------------------------         )
Terry Howlett -Pres.                )
---------------------------         )
Occupation					)			          c\s


c\s